                                      OPPENHEIMER DISCIPLINED ALLOCATION FUND
                                     Supplement dated November 1, 2002 to the
               Statement of Additional Information dated February 28, 2002, Revised October 18, 2002

The Statement of Additional Information is changed by adding the following:

         Transfer  Agent Fee  Limit:  Effective  October  1,  2001,  the  Transfer  Agent has  voluntarily undertaken  to the Fund to limit the  transfer  agent fees to 0.35% of  average  daily net assets per fiscal year for all classes.  That  undertaking  may be amended or withdrawn at any time. For the Fund's  fiscal  year ended  October  31,  2001,  the  transfer  agent fees did not exceed the expense limitation described above.

November 1, 2002                                                                PX0205.009

                                              OPPENHEIMER VALUE FUND
                                     Supplement dated November 1, 2002 to the
                                        Prospectus dated February 28, 2002

The Prospectus is changed as follows:

1.       The supplement dated October 18, 2002 is withdrawn and is replaced with this supplement.

2.       The footnote to the "Annual Fund Operating Expenses" table on page 7 is deleted and replaced by the following two paragraphs:

         Expenses may vary in future  years.  "Other  expenses"  include  transfer  agent fees,  custodial fees, and  accounting  and legal  expenses that the Fund pays. The "Other  Expenses" in the table are based on, among other  things,  the fees the Fund would have paid if the  transfer  agent had not waived a portion of its fee under a  voluntary  undertaking  to the Fund to limit  these fees to 0.25% of average  daily net  assets  per  fiscal  year for Class Y shares and 0.35% of average daily net assets per fiscal year for all other classes.  That  undertaking was effective  October
         1, 2001 (for Class Y only, it was effective from January 1, 2001 through  October 31, 2002),  was pro-rated  for the  remainder  of the fiscal year ending  after that date,  and may be amended or withdrawn  at any  time.  After the  waiver,  the  actual  "Other  Expenses"  and  "Total  Annual
         Operating  Expenses" as  percentages of average daily net assets were 0.20% and 0.83% for Class Y shares.  For the Fund's  fiscal year ended  October 31,  2001,  the  transfer  agent fees did not exceed the expense limitation described above for the other classes of shares.

         Effective  November 1, 2002,  the limit on transfer  agent fees for Class Y shares  increased  to
         0.35% of  average  daily net assets per  fiscal  year.  Had that limit been in effect  during the
         Fund's prior fiscal year, the Class Y "Other Expenses" and "Total Annual  Operating  Expenses" as
         percentages of average daily net assets would have been 0.30% and 0.93%, respectively.

3.       The last sentence of the second paragraph under the "The Fund's Principal Investment Policies" on page 8 is revised by deleting the words "or the securities of any one foreign government."

4.       The first paragraph and ensuing three bullets under "Foreign Securities" on pages 10 and 11 are replaced with the following paragraph:

         Foreign  Securities.  The Fund can invest up to 25% of its total  assets in  foreign  securities.
              These include equity or debt  securities of companies and debt  securities of governments in any country, developed or underdeveloped.

                                                                                             (over please)
5.       The commission payments to broker-dealers on purchases of Class A shares subject to a contingent deferred sales charge by grandfathered retirement accounts has changed.  Therefore, the fourth sentence of the first paragraph under "How Can You Buy Class A Shares? - Class A Contingent Deferred Sales Charge" on page 18 is deleted and replaced with the following sentence:

         "For grandfathered retirement accounts, the concession is 0.75% of the first $2.5 million of purchases plus 0.25% of purchases in excess of $2.5 million."

6.       The section captioned "Distribution and Service (12b-1) Plans - Service Plan for Class A Shares" on page
20 is revised by adding the following after the third sentence in that paragraph:

              "With  respect  to Class A shares  subject to a Class A  contingent  deferred  sales  charge purchased by grandfathered  retirement accounts,  the Distributor pays the 0.25% service fee to  dealers in advance  for the first  year after the shares are sold by the  dealer.  After the shares have been held for a year, the  Distributor  pays the service fee to dealers on a quarterly basis."

November 1, 2002                                                                        PS0375.024